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                                                                    EXHIBIT 23.5




                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of Titanium Metals Corporation of our report dated November 19, 1996 relating to the financial statements of Axel Johnson Metals, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.




                                                     /s/ PRICE WATERHOUSE LLP
                                                         PRICE WATERHOUSE LLP

Philadelphia, Pennsylvania


April 29, 1997